                           SCHEDULE 14A INFORMATION

  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF
                                     1934
                               (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]Preliminary Proxy Statement

[_]Confidential, for Use of the
   Commission Only (as Permitted by
   Rule 14a-6(e)(2))

[X]Definitive Proxy Statement

[X]Definitive Additional Materials

[_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12


                             The China Fund, Inc.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
   Item 22(a)(2) of Schedule 14A.

[_]$500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

Notes:

                              THE CHINA FUND, INC.

                           c/o HSBC Securities, Inc.
                                250 Park Avenue
                            New York, New York 10177
                                 (212) 808-0500
                                 (800) 421-4777

                                                               February 20, 1996

Dear Stockholders:

  The Annual Meeting of Stockholders of The China Fund, Inc. (the "Fund") will be held at 11:00 A.M. on Friday, March 15, 1996, at the offices of Rogers & Wells, 200 Park Avenue, 50th Floor, New York, New York 10166. A Notice and Proxy Statement regarding the meeting, proxy card for your vote at the meeting, and postage prepaid envelope in which to return your proxy are enclosed.

  At the Annual Meeting, the stockholders will (i) elect a class of the Fund's directors and (ii) consider the ratification of the selection of KPMG Peat Marwick L.L.P. as independent auditors. In addition, the stockholders present at the Annual Meeting will hear a report on the Fund and will have an opportunity to discuss matters of interest to them.

  The Board has recommended that the stockholders vote in favor of each of the foregoing matters.

                                         Respectfully,

                                         /s/ Thomas R. Callahan

                                         Thomas R. Callahan
                                         Secretary

 STOCKHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO INSURE A QUORUM AT THE MEETING.

                             THE CHINA FUND, INC.

                 NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

                                MARCH 15, 1996

To the Stockholders of
The China Fund, Inc.:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The China Fund, Inc. (the "Fund") will be held at the offices of Rogers & Wells, 200 Park Avenue, 50th Floor, New York, New York 10166, on Friday, March 15, 1996, at 11:00 A.M., New York time, for the following purposes:

  1. To elect three Class III directors to serve for a term expiring on the date on which the annual meeting of stockholders is held in 1999.

  2. To ratify or reject the selection of KPMG Peat Marwick L.L.P. as independent auditors of the Fund for its fiscal year ending October 31, 1996.

  3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on January 30, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.

  You are cordially invited to attend the meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. You may nevertheless vote in person at the meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                                       By order of the Board of Directors,

                                       Thomas R. Callahan
                                       Secretary

February 20, 1996

                             THE CHINA FUND, INC.
                           C/O HSBC SECURITIES, INC.
                                250 PARK AVENUE
                           NEW YORK, NEW YORK 10177

                                 ------------

                                PROXY STATEMENT

                                 ------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of THE CHINA FUND, INC. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Rogers & Wells, 200 Park Avenue, 50th Floor, New York, New York 10166, on Friday, March 15, 1996, at 11:00 A.M., New York time, and at any adjournments thereof.

  This Proxy Statement and the form of proxy are being mailed to stockholders on or about February 20, 1996. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary, The China Fund, Inc., c/o HSBC Securities, Inc., 250 Park Avenue, New York, New York 10177) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in this Proxy Statement. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting at the meeting.

  The Board of Directors has fixed the close of business on January 30, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 10,844,937 shares of common stock. To the knowledge of the Fund's management, no person owned beneficially more than 5% of the Fund's outstanding shares as of January 30, 1996.

  Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED OCTOBER 31, 1995 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY WRITING TO THE CHINA FUND, INC., C/O OPPENHEIMER & CO., INC., WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281, ATTENTION: MR. CHARLES DEMARCO, OR BY CALLING 1-800-421-4777.

  The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Meeting.

                           (1) ELECTION OF DIRECTORS

  Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of Mr. Joe O. Rogers, Mr. Alan Tremain and Mr. Nigel S. Tulloch as Class III directors of the Fund, to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in 1999, or until their successors are elected and qualified. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee. The election of each director will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.

INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

  The following table sets forth information concerning each of the nominees as a director of the Fund. Each of the nominees is now a director of the Fund.

NOMINEES

                                PRINCIPAL OCCUPATION OR                     SHARES
                                 EMPLOYMENT DURING PAST                  BENEFICIALLY
                                     FIVE YEARS AND                         OWNED
     NAME (AGE) AND                 DIRECTORSHIPS IN            DIRECTOR JANUARY 30,  PERCENT OF
   ADDRESS OF NOMINEE           PUBLICLY HELD COMPANIES          SINCE     1996 (1)     CLASS
------------------------ -------------------------------------- -------- ------------ ----------
Joe O. Rogers (47)                                                1992       100      less than
c/o PHH Fantus Consult-  Partner, PHH Fantus Consulting                                   1%
ing                       (1993-present); President, Rogers
11333 McCormick Rd.       International, Inc. (1986-present);
Mail Code IB              Partner, Alcalde, Rousselot & Fay
Hunt Valley, MD 21031-    (1992-1993); Director, The Taiwan
1000                      Fund, Inc.
Alan Tremain (60)        Chairman, Hotels of Distinction          1992      2,200     less than
380 South County Road     Ventures, Inc. (1989-present);                                  1%
Suite 200                 Chairman, Hotels of Distinction, Inc.
Palm Beach, Florida       (1974-present).
33480
*Nigel S. Tulloch (49)   Chief Executive, HSBC Asset Management   1992       None         --
7 Circe Circle            Bahamas Limited (1986-1992);
Dalkeith                  Director, The HSBC China Fund
Perth, Western Australia  Limited; Director, HSBC Asset
6009                      Management (Australia) Limited (1992-
                          1994); Director, HSBC Asset
                          Management Hong Kong Limited
                          (1977-1992).


OTHER CURRENT DIRECTORS

                                PRINCIPAL OCCUPATION OR                     SHARES
                                 EMPLOYMENT DURING PAST                  BENEFICIALLY
                                     FIVE YEARS AND                         OWNED
     NAME (AGE) AND                 DIRECTORSHIPS IN            DIRECTOR JANUARY 30,  PERCENT OF
  ADDRESS OF DIRECTOR           PUBLICLY HELD COMPANIES          SINCE     1996 (1)     CLASS
------------------------ -------------------------------------- -------- ------------ ----------
John W. English (62)     Chairman of the Board of the Fund;       1992      3,534     less than
50-H New England Avenue   Vice President and Chief Investment                             1%
Summit, New Jersey        Officer, The Ford Foundation (1981-
07902-0640                1992); Trustee, Paribas Trust for
                          Institutions; Director, The Northern
                          Trust Company Benchmark Funds;
                          Director, Great Western Financial
                          Sierra Funds.
Sir Alan Donald (64)     British Ambassador to the People's       1992       None         --
Chiddingstone Causeway    Republic of China (1988-1991);
Nr. Tonbridge             Director, HSBC China Fund Limited;
Kent, England             Director, Fleming Far Eastern
TN11 8JH                  Investment Trust (1991-present);
                          Adviser, Rolls Royce plc (1991-
                          present).

                                PRINCIPAL OCCUPATION OR                     SHARES
                                 EMPLOYMENT DURING PAST                  BENEFICIALLY
                                     FIVE YEARS AND                         OWNED
     NAME (AGE) AND                 DIRECTORSHIPS IN            DIRECTOR JANUARY 30,  PERCENT OF
  ADDRESS OF DIRECTOR           PUBLICLY HELD COMPANIES          SINCE     1996 (1)     CLASS
------------------------ -------------------------------------- -------- ------------ ----------
Michael F. Holland (51)  Chairman, Holland & Company L.L.C.;      1992      1,000     less than
375 Park Avenue           General Partner, The Blackstone Group                           1%
New York, New York        (1994-1995); Vice Chairman,
10152                     Oppenheimer & Co., Inc. (1992-1994);
                          Chairman and Chief Executive Officer,
                          Salomon Brothers Asset Management,
                          Inc (1989-1992); Managing Director,
                          Salomon Brothers Inc (1989-1992);
                          Director, The Holland Balanced Fund,
                          Inc.; Director, Municipal Partner's
                          Fund, Inc.; Director, Municipal
                          Partners Fund II, Inc.; Director,
                          Municipal Advantage Fund, Inc.
Burton Levin (65)        Visiting Professor Carleton College      1992       None         --
c/o Political Science     (1995-present); Director, Yaohan Food
Dept.                     (1993-present); Director, The Asia
Carleton College          Society (1990-1995).
Northfield, MN 55057
James J. Lightburn (52)  Attorney, member of Hughes Hubbard &     1992       500      less than
47, Avenue Georges        Reed (1993-present); member of Jones,                           1%
Mandel                    Day, Reavis & Pogue (1986-1993).
Paris, France
75116
*David F.J. Paterson     Managing Director, HSBC Private Equity   1992      1,000     less than
(51)                      Management Hong Kong Limited                                    1%
10/F Citibank Tower       (1992-present); Managing Director,
3 Garden Road             HSBC Private Equity Management
Hong Kong                 Limited (1989-present); Director, The
                          HSBC China Fund Limited; Adviser,
                          Wardley China Investment Trust (1993-
                          present).

--------
(1) The information as to beneficial ownership is based on statements furnished to the Fund by the nominees and other current directors.
 * Directors considered to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment advisers. Mr. Paterson is an interested person because of his affiliation with HSBC Private Equity Management Hong Kong Limited, the Fund's Direct Investment Manager. Mr. Tulloch is an interested person because he currently owns 5,266 ordinary shares of HSBC Holdings plc, the parent company of the Fund's Investment Manager and Direct Investment Manager, which shares are held in a portfolio under the discretionary management of HSBC Asset Management Bahamas Limited.

  Ian C. Ferguson, director and president of the Fund since June 1993, resigned as a director of the Fund effective February 8, 1996. It is anticipated that the Board of Directors will elect a replacement to serve the remainder of Mr. Ferguson's term as a Class I Director at the next meeting of the Board.

  The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Donald, English, Holland, Levin, Lightburn, Rogers and Tremain. The Audit Committee met four times during the fiscal year ended October 31, 1995. The Fund's Board has a Nominating Committee which is responsible for nominating candidates to fill any vacancies on the Board. The Nominating Committee does not consider nominees recommended by security holders. The Nominating Committee did not meet during the fiscal year ended October 31, 1995. The Fund's Board of Directors held four regular meetings and one special meeting during the fiscal year ended October 31, 1995. Each director, except Mr. Lightburn, attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served.

  Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors have complied with all applicable filing requirements for the fiscal year ended October 31, 1995, except that the Form 4--Statement of Changes in Beneficial Ownership for Mr. Rogers relating to one transaction of the Fund's shares, was inadvertently filed late by management of the Fund, which had undertaken to file the form on his behalf. Section 30(f) of the Investment Company Act of 1940 extends the reporting requirements under Section 16(a) of the Securities Exchange Act of 1934 to the investment advisers of the Fund and officers and directors of such investment advisers. The Fund believes that its investment advisers and the officers and directors of such investment advisers have complied with all applicable filing requirements for the fiscal year ended October 31, 1995, except that the Form 3--Initial Statements of Beneficial Ownership of Securities for Mr. Alan Sui-Kwong Ho, Ms. Brenda Yen, Mr. Herman Poon, Mr. Michael Roche and Mr. Mark Newman, were inadvertently filed late by management of the Fund, which had undertaken to file the forms on their behalf.

OFFICERS OF THE FUND

  Mr. Thomas R. Callahan (age 49) has been Secretary and Treasurer of the Fund since July 1992 and Vice President of the Fund since June 1993. Since April 1991, he has been a Managing Director of HSBC Securities, Inc. (formerly James Capel Incorporated) and previously was a Managing Director of Wardley Incorporated.

FUND MANAGEMENT AND ADMINISTRATION

  HSBC Asset Management Hong Kong Limited acts as Investment Manager for the portion of the Fund's assets allocated to be invested in listed securities pursuant to an Investment Advisory and Management Agreement between the Investment Manager and the Fund. The principal business address of the Investment Manager is 10/F Citibank Tower, 3 Garden Road, Hong Kong.

  HSBC Private Equity Management Hong Kong Limited acts as Direct Investment Manager for the portion of the Fund's assets allocated to be invested in direct investments pursuant to a Direct Investment Management Agreement among the Direct Investment Manager, the Investment Manager and the Fund. The principal business address of the Direct Investment Manager is 10/F Citibank Tower, 3 Garden Road, Hong Kong.

  State Street Bank and Trust Company acts as Administrator to the Fund pursuant to an Administration Agreement between the Administrator and the Fund. The principal business address of the Administrator is P.O. Box 1713, Boston, Massachusetts 02105.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

  The aggregate remuneration for directors not affiliated with the Investment Manager or the Direct Investment Manager was US$200,002 during the year ended October 31, 1995 and, for that period, the aggregate amount of expenses reimbursed by the Fund for directors' attendance at directors' meetings, including affiliated directors, was US$101,377. Each non-affiliated director currently receives fees, paid by the Fund, of US$1,000 for each directors' meeting and committee meeting attended and an annual fee of US$7,500.

  The Direct Investment Manager pays the compensation and certain expenses of the personnel of the Direct Investment Manager who serve as directors and officers of the Fund and receives from the Investment Manager a portion of the investment advisory fee paid by the Fund to the Investment Manager. Mr. Paterson also serves as the Managing Director, and is a 25% owner, of the Direct Investment Manager and may participate in the fees paid to that firm, although the Fund will make no direct payments to him.

  The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended October 31, 1995. The Investment Adviser and its affiliates do not advise any other U.S. registered investment companies of which any of the directors of the Fund are directors or trustees.

                                                  AGGREGATE
                                                 COMPENSATION
                                                     FROM
           NAME OF DIRECTOR                        FUND (1)
           ----------------                      ------------
           John W. English......................   $15,500
           Ian C. Ferguson*+....................       --
           Sir Alan Donald......................   $15,500
           Michael F. Holland...................   $ 7,750
           Burton Levin.........................   $15,500
           James J. Lightburn...................   $13,375
           David F.J. Paterson*.................       --
           Joe O. Rogers........................   $15,500
           Alan Tremain.........................   $15,500
           Nigel S. Tulloch*....................       --

--------
(1) Includes compensation paid to directors by the Fund. The Fund's directors did not receive any pension or retirement benefits as compensation for their service as directors of the Fund.
  * Messrs. Ferguson, Paterson and Tulloch, who are "interested persons" of the Fund, did not receive any compensation from the Fund for their services as directors during the fiscal year ended October 31, 1995.
  +Mr. Ferguson resigned as a director of the Fund effective February 8, 1996.

                  (2) RATIFICATION OR REJECTION OF SELECTION
                            OF INDEPENDENT AUDITORS

  At a meeting held on December 15, 1995, the Board of Directors of the Fund, including a majority of the directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940), selected KPMG Peat Marwick L.L.P. to act as independent auditors for the Fund for the fiscal year ending October 31, 1996. The Fund knows of no direct financial or material indirect financial interest of such firm in the Fund. One or more representatives of KPMG Peat Marwick L.L.P. are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

  The Fund's financial statements for the fiscal year ended October 31, 1995 were examined by KPMG Peat Marwick L.L.P. In connection with its audit services, KPMG Peat Marwick L.L.P. audited the financial statements included in the Fund's annual report for the period ended October 31, 1995 and reviewed the Fund's filings with the Securities and Exchange Commission.

  The selection of independent auditors is subject to the ratification or rejection of the stockholders of the Fund at the meeting. Ratification of the selection of the independent auditors will require the affirmative vote of a majority of the votes cast at the meeting. For this purpose, abstentions and broker non-votes will not be counted as votes cast at the meeting.


                                 MISCELLANEOUS

  Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Administrator. The Fund has retained Corporate Investor Communications, Inc. to assist in the proxy solicitation. The cost of their services is estimated at US$4,500. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

  In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by March 15, 1996, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                             STOCKHOLDER PROPOSALS

  Any proposal by a stockholder of the Fund intended to be presented at the Annual Meeting of Stockholders of the Fund to be held in March 1997 must be received by the Fund, c/o HSBC Securities, Inc., 250 Park Avenue, New York, New York 10177, not later than October 23, 1996.

                                       By order of the Board of Directors,

                                       Thomas R. Callahan
                                       Secretary

250 Park Avenue
New York, New York 10177
February 20, 1996

[X] PLEASE MARK VOTES AS IN
    THIS EXAMPLE
                                                                      For All
                                                     For   Withhold   Except
1) The election of Class III directors to serve      [ ]      [ ]       [ ]
   a term expiring on the date on which the annual meeting of stockholders is held in 1999.

                      MR. JOE O. ROGERS, MR. ALAN TREMAIN
                           AND MR. NIGEL S. TULLOCH

   If you do not want your shares voted "For" a
   particular nominee, mark the "For All Except"
   box and strike a line through that particular
   nominee's name. Your shares will be voted for
   the remaining nominee(s).
                                                     For    Against   Abstain
2) The ratification of the selection of KPMG Peat    [_]      [_]       [_]
   Marwick LLP as independent auditors of the Fund for its fiscal year ending October 31, 1996.

                                                     For    Against   Abstain
3) In the discretion of such proxies, upon such      [_]      [_]       [_]
   other business as may properly come before the meeting or any adjournment thereof.


   RECORD DATE SHARES:


Please be sure to sign and date this Proxy.              Date
                                                              -------------



----------------------------------            ------------------------------
Stockholder sign here                         Co-owner sign here

Mark box at right if comments or address change have been
noted on the reverse side of this card.                           [_]

DETACH CARD

                             THE CHINA FUND, INC.

Dear Stockholder:

Please take note of the important information enclosed with this proxy card. There are a number of issues related to the management and operation of your Fund that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your stock.

Please mark the boxes on the proxy card to indicate how your stock shall be voted. Then sign the card, detach it and return it in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, which is scheduled to be held on March 15, 1996.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

The China Fund, Inc.

                             THE CHINA FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                ANNUAL MEETING OF STOCKHOLDERS - MARCH 15, 1996


    The undersigned stockholder of The China Fund, Inc. (the "Fund") hereby appoints Thomas R. Callahan and Glenn Francis, or either or them, proxies of the undersigned, with full power of substitution, to vote and act for and in the name and stead of the undersigned at the Annual Meeting of Stockholders of the Fund, to be held at the offices of Rogers & Wells, 200 Park Avenue, 50th Floor, New York, New York 10166, on Friday, March 15, 1996 at 11:00 A.M., New York time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY THE STOCKHOLDERS, BUT IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1 AND 2 SET FORTH IN THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES WITH RESPECT TO SUCH SHARES HERETOFORE GIVEN BY THE UNDERSIGNED. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT DATED FEBRUARY 20, 1996.

   PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
                                   ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?                   DO YOU HAVE ANY COMMENTS?

-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------

-------------------------------------       -----------------------------------